Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a.
In February 2019, the Company signed a term sheet for a $63.7 million sale-leaseback financing transaction for two of its Suezmax tankers. If completed, the Company expects to increase its liquidity position by approximately $25 million after the repayment of outstanding debt related to these vessels. The transaction, which remains subject to customary conditions precedent and execution of definitive documentation, is expected to be completed in the second quarter of 2019.